UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of

The Securities Exchange Act of 1934

Date of Report - May 26, 2010

(Date of earliest event reported)

INGERSOLL-RAND PLC

(Exact name of registrant as specified in its charter)

Ireland	001-34400	98-0626632
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

170/175 Lakeview Drive

Airside Business Park

Swords, Co. Dublin

Ireland

(Address of principal executive offices, including zip code)

(353)(0)18707400

(Registrant’s phone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On May 26, 2010, Ingersoll-Rand Global Holding Company Limited (the “Borrower”), Ingersoll-Rand plc (“IR Parent”), Ingersoll-Rand Company Limited (“IR Company Limited”), Ingersoll-Rand International Holding Limited (“IR International” and, together with IR Parent and IR Company Limited, the “Guarantors”), J.P. Morgan Chase Bank, N.A., as Administrative Agent, and certain lending institutions from time to time parties thereto entered into a new $1 billion senior unsecured revolving credit agreement (the “Revolving Credit Agreement”). The Revolving Credit Agreement has a term of 3 years.

The proceeds of the Revolving Credit Agreement will be used (i) for working capital purposes of IR Parent, the Borrower and their respective subsidiaries, (ii) to support the commercial paper programs of the Borrower and (iii) for other general corporate purposes of IR Parent, the Borrower and their respective subsidiaries.

All obligations under the Revolving Credit Agreement will be guaranteed on a senior basis by the Guarantors. The Revolving Credit Agreement will contain negative and affirmative covenants and events of default customary for credit facilities of this type.

The foregoing description of the Revolving Credit Agreement is included to provide you with information regarding its terms. It does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Revolving Credit Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Credit Agreement among Ingersoll-Rand Global Holding Company Limited, Ingersoll-Rand plc, Ingersoll-Rand Company Limited, Ingersoll-Rand International Holding Limited, J.P. Morgan Chase Bank, N.A., as Administrative Agent, Citibank, N.A., as Syndication Agent, Bank of America, N.A., BNP Paribas, Deutsche Bank Securities Inc., Goldman Sachs Bank US and Morgan Stanley MUFG Loan Partners, LLC, as Documentation Agents, and J.P. Morgan Securities Inc. and Citigroup Global Markets Inc., as joint lead arrangers and joint bookrunners; and certain lending institutions from time to time parties thereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGERSOLL-RAND PLC

(Registrant)

Date: June 2, 2010	By:	/S/ STEVEN R. SHAWLEY
Steven R. Shawley
Senior Vice President and Chief Financial Officer Principal Financial Officer